UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 2025

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) On May 13, 2025, Mr. John A. Hendry retired from the Board of Directors of Home Bancorp, Inc. (the “Company”). Mr. Hendry’s retirement was in accordance with the mandatory retirement provision of Section 4.1 of the Company’s Bylaws. Section 4.1 provides that no director shall serve as such beyond the annual meeting of shareholders following such director’s 75th birthday.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) An Annual Meeting of Shareholders of the Company was held on May 13, 2025.

(b) There were 8,020,878 shares of common stock of the Company eligible to be voted at the Annual Meeting and 6,282,353 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.Election of Directors

For a three-year term expiring in 2028.

Director	For	Withheld	Broker Non-votes
Ann Forte Trappey	4,484,218	675,301	1,122,835
Donald W. Washington	5,035,082	124,437	1,122,835

2.To adopt a non-binding resolution to approve the compensation of our named executive officers.

For	Against	Abstain	Broker Non-votes
4,763,312	329,383	66,823	1,122,835
3.To ratify the appointment of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
6,228,626	49,507	4,221

At the Annual Meeting, the shareholders of the Company elected each of the nominees as director, adopted the non-binding resolution to approve the compensation of the Company’s named executive officers and adopted the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

(c)Not applicable
(d)Not applicable

Item 9.01	Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: May 14, 2025	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman of the Board, President and Chief Executive Officer